UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005


                                  JACLYN, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-5863                 22-1432053
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)                 File No.)           Identification No.)

               635 59TH Street
          West New York, New Jersey                                07093
    ----------------------------------------                     ----------
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (201) 868-9400


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On September 27, 2005, Jaclyn, Inc. (the "Company") issued a press release announcing its financial results for its fiscal year ended June 30, 2005. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated by reference herein.

         The information contained in this Current Report on Form 8-K, including the exhibit hereto and the information contained therein, is being furnished to the Securities and Exchange Commission, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as specifically set forth in such statement or report.

Item 9.01.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
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                  Not Applicable.


         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not Applicable.


         (c)      Exhibits.
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                  Exhibit No.      Description
                  -----------      -----------

                      99           Press Release of the Company dated
                                   September 27, 2005.



                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 27, 2005            JACLYN, INC.


                                       By: /s/ ANTHONY C. CHRISTON
                                           -------------------------------------
                                           Anthony C. Christon,
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99          Press Release of the Company dated September 27, 2005.


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